UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K filed April 5, 2006

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006 (March 31, 2006)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

Britannia House, 960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 3, 2006, Xfone, Inc. (the “Registrant”) announced by press release the completion of the merger of I-55 Internet Services, Inc. and I-55 Telecommunications, LLC, with and into its wholly owned subsidiary Xfone USA, Inc. The simultaneous mergers were completed on March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

I-55 Internet Services, Inc.

As previously disclosed on Form 8-K filed August 22, 2005, on August 18, 2005, the Registrant entered into an Agreement and Plan of Merger to acquire I-55 Internet Services, Inc., a Louisiana corporation, through the statutory merger of I-55 Internet Services, Inc. with and into the Registrant‘s wholly owned subsidiary Xfone USA, Inc. (the "August 18, 2005 Agreement").

As previously disclosed on Form 8-K/A filed October 11, 2005, to induce the Registrant and Xfone USA not to terminate the August 18, 2005 Agreement due to a material adverse effect that Hurricane Katrina has had on the assets and business of I-55 Internet Services, the parties entered on October 10, 2005 into a First Amendment to the August 18, 2005 Agreement to modify various sections of the August 18, 2005 Agreement and provide for certain new provisions to the August 18, 2005 Agreement (the "First Amendment").

In conjunction with the consummation of the merger and in exchange for all of the capital stock of I-55 Internet Services, the Registrant issued a total of 789,863 shares of its common stock valued at $2,380,178 and 603,939 warrants exercisable into shares of its common stock, with an exercise price of $3.31, for a value of $1,284,722, based on the Black Scholes option-pricing model.

In conjunction with that certain Letter Agreement dated October 10, 2005 with MCG Capital Corporation (the "Letter Agreement"), a major creditor of I-55 Internet Services, and upon the consummation of the merger on March 31, 2006, the Registrant issued to MCG Capital 667,998 shares of its common stock, valued at fair value of $2,010,006. The Letter Agreement was previously disclosed on Form 8-K/A filed October 11, 2005.

As previously disclosed on Form 8-K/A filed October 11, 2005, as part of the First Amendment, Xfone USA entered on October 11, 2005 into a management agreement with I-55 Internet Services which provided that Xfone USA provide management services to I-55 Internet Services pending the consummation of the merger (the "Management Agreement"). The Management Agreement provided, among other things, that all revenues generated from the business operations of I-55 Internet Services will be assigned and transferred to Xfone USA. The term of the Management Agreement commenced on October 11, 2005 and continued until the consummation of the merger on March 31, 2006.

I-55 Telecommunications, LLC

As previously disclosed on Form 8-K filed August 31, 2005, on August 26, 2005, the Registrant entered into an Agreement and Plan of Merger to acquire I-55 Telecommunications, LLC, a Louisiana corporation, through the statutory merger of I-55 Telecommunications with and into the Registrant‘s wholly owned subsidiary Xfone USA, Inc.

In conjunction with the consummation of the merger and in exchange for all of the capital stock of I-55 Telecommunications, the Registrant issued a total of 223,702 shares of its common stock valued at $671,687 and 79,029 warrants exercisable into shares of its common stock, with an exercise price of $3.38, for a value of $166,667, based on the Black Scholes option-pricing model. In addition, the Registrant issued to the creditors of I-55 Telecommunications 163,933 shares of its common stock and 81,968 warrants, exercisable at $3.38 per share, at a total value of $492,220.

As previously disclosed on Form 8-K/A filed January 23, 2005, on October 12, 2005, Xfone USA entered into a management agreement with I-55 Telecommunications which provided that Xfone USA provide management services to I-55 Telecommunications pending the consummation of the merger (the "Management Agreement"). The Management Agreement provided, among other things, that all revenues generated from the business operations of I-55 Telecommunications will be assigned and transferred to Xfone USA. The term of the Management Agreement commenced on October 12, 2005 and continued until the consummation of the merger on March 31, 2006.

Comprehensive information relating to the above-mentioned mergers has been previously disclosed in a Definitive Proxy Statement on Form DEF 14A filed February 9, 2006. The above-mentioned mergers have been approved at a Special Meeting of the shareholders of the Registrant, held on March 13, 2006. The issuance and listing of the related shares of common stock of the Registrant have been approved by the American Stock Exchange on March 27, 2006.

Item 2.02 Results of Operations and Financial Condition.

On April 3, 2006, the Registrant announced by press release its results for the fiscal year ended December 31, 2005 and confirmed that it has filed an Annual Report on Form 10-KSB with the Securities and Exchange Commission on March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.01. Other Events.

On April 3, 2006, the Registrant announced by press release the completion of the mergers of I-55 Internet Services, Inc. and I-55 Telecommunications, LLC. The simultaneous mergers were completed on March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 3, 2006, the Registrant announced by press release its results for the fiscal year ended December 31, 2005 and confirmed that it has filed an Annual Report on Form 10-KSB with the Securities and Exchange Commission on March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On April 4, 2006, Guy Nissenson, the Registrant’s President and Chief Executive Officer, issued a letter to the shareholders of the Registrant, commenting on 2005 achievements and future growth strategies of the Registrant.
A copy of the letter is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On the same date, the Registrant announced by press release the content of the above-mentioned letter. A copy of the press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) are attached hereto as Exhibit 99.5 and incorporated herein by reference. As previously disclosed in the initial report, these financial statements are being filed by amendment in accordance with Item 9.01(a)(4).

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is attached hereto as Exhibit 99.6 and incorporated herein by reference.

(d)     Exhibits.

99.1	Press release issued by Registrant on April 3, 2006, entitled “Xfone USA completes Merger with I-55 Internet Services and I-55 Telecommunications, Inc. ”
99.2	Press release issued by Registrant on April 3, 2006, entitled “Xfone Announces 2005 Year End Results, Posting Record Revenue, Continued Profitability and Strong Positive Cash Flow”
99.3	Letter to the shareholders of Registrant dated April 4, 2006.
99.4	Press release issued by Registrant on April 4, 2006, entitled “Xfone, Inc. President and CEO comments on 2005 achievements and future growth strategies”
99.5	Financial Statements of Businesses Acquired.
99.6	Pro Forma Financial Information.

FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Registrant ’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Registrant’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: June 15, 2006	By:	/s/ Guy Nissenson
Guy Nissenson
President and Chief Executive Officer